UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2005
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                       Appointment of Principal Officers; Departure of Directors or Principal Officers.

(b), (c)                                                             OneBeacon Insurance Group LLC (“OneBeacon”) issued a press release announcing the appointment of Mike Miller as its President & CEO.  He replaces John Cavoores, who is leaving the company for personal reasons.  The change became effective July 1, 2005.  The press release furnished herewith is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01                                       Financial Statements and Exhibits

(c)                                  Exhibits. The following exhibit is furnished herewith:

EXHIBIT INDEX

99.1                           Press Release of OneBeacon Insurance Group LLC dated July 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: July 1, 2005	By:	/s/	J. BRIAN PALMER
J. Brian Palmer
Chief Accounting Officer